Exhibit 99.1

Dot Hill Historical Financial Results 2011- 2nd Quarter 2014

About Non-GAAP Financial Measures
The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, gain from an insurance recovery, charges for impairment of goodwill, intangible, and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business (ITC) which includes revenue, expenses, and acquisition charges, and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included with this document.

Dot Hill Unaudited Historical Non-GAAP Income Statement and EBITDA*
(In thousands, except earnings per share)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

Total Non-GAAP Revenue	$ 48,543	$ 52,458	$ 47,805	$ 48,028	$ 196,834	$ 54,598	$ 47,708	$ 48,223	$ 46,160	$ 196,689	$ 44,881	$ 51,233	$ 52,889	$ 59,741	$ 208,744	$ 48,860	$ 48,425	$ 97,285

Cost of Goods Sold	36,197	38,772	34,074	35,829	144,872	38,594	34,614	35,506	33,118	141,832	30,475	33,472	35,556	40,804	140,307	32,682	31,985	64,667
Gross Profit	$ 12,346	$ 13,686	$ 13,731	$ 12,199	$ 51,962	$ 16,004	$ 13,094	$ 12,717	$ 13,042	$ 54,857	$ 14,406	$ 17,761	$ 17,333	$ 18,937	$ 68,437	$ 16,178	$ 16,440	$ 32,618

Gross Margin %	25.4%	26.1%	28.7%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%	33.9%	33.5%

Sales and Marketing	2,745	3,113	3,400	3,365	12,623	3,361	3,272	3,452	3,613	13,698	3,027	3,115	3,443	3,581	13,166	3,180	3,744	6,924
Research and Development	6,706	7,202	7,817	7,230	28,955	8,669	9,287	8,909	8,968	35,833	8,662	8,711	8,592	8,624	34,589	9,176	8,992	18,168
General and Administrative	1,903	1,656	1,951	1,741	7,251	2,202	2,056	1,878	2,142	8,279	2,638	2,415	2,424	2,610	10,088	2,788	2,367	5,155
Total Operating Expenses	$ 11,354	$ 11,971	$ 13,168	$ 12,336	48,829	$ 14,232	$ 14,615	$ 14,239	$ 14,723	57,810	$ 14,327	$ 14,241	$ 14,459	$ 14,815	57,843	$ 15,144	$ 15,103	30,247

Operating Income (Loss)	992	1,715	563	(137)	3,133	1,772	(1,521)	(1,522)	(1,681)	(2,952)	79	3,520	2,874	4,122	10,595	1,034	1,337	2,371

Total Other (Income)/Expense	(4)	(6)	(16)	1	(25)	11	1	(6)	(5)	1	(8)	(7)	(2)	(24)	(41)	(18)	(10)	(28)

Income (loss) before income taxes	$ 988	$ 1,709	$ 547	$ (136)	$ 3,108	$ 1,783	$ (1,520)	$ (1,528)	$ (1,686)	$ (2,951)	$ 71	$ 3,513	$ 2,872	$ 4,098	$ 10,554	$ 1,016	$ 1,327	$ 2,343

Income Tax Expense (Benefit)	50	65	75	(61)	$ 129	(91)	400	153	287.0	$ 749	34	49	100	(132)	$ 51	1	74	$ 75

Net Income (Loss)	$ 938	$ 1,644	$ 472	$ (75)	$ 2,979	$ 1,874	$ (1,920)	$ (1,681)	$ (1,973)	$ (3,700)	$ 37	$ 3,464	$ 2,772	$ 4,230	$ 10,503	$ 1,015	$ 1,253	$ 2,268

Earnings (Loss) per Share**	$ 0.02	$ 0.03	$ 0.01	0	$ 0.05	$ 0.03	$ (0.03)	$ (0.03)	$ (0.03)	$ (0.06)	0	$ 0.06	$ 0.05	$ 0.07	$ 0.18	$ 0.02	$ 0.02	$ 0.04

Weighted Average Shares Outstanding - Basic	54,334	54,737	55,186	55,357	54,908	56,030	56,934	57,327	57,501	56,954	58,001	58,384	58,736	58,948	58,521	59,678	60,159	59,920
Weighted Average Shares Outstanding - Diluted	55,644	56,020	55,702	55,357	55,488	56,558	56,934	57,327	57,501	56,954	58,473	58,797	60,062	60,867	59,247	63,912	63,806	63,834

EBITDA:
Non-GAAP Net Income (Loss) Before Tax	$ 988	$ 1,709	$ 547	$ (136)	$ 3,108	$ 1,783	$ (1,520)	$ (1,528)	$ (1,686)	$ (2,951)	$ 71	$ 3,513	$ 2,872	$ 4,098	$ 10,554	$ 1,016	$ 1,327	$ 2,343
Interest Expense	6	7	21	8	43	7	7	12	12	38	7	8	1	(2)	14	18	4	22
Depreciation Excluding AssuredUVS	431	473	1,082	219	2,205	545	632	626	697	2,500	706	757	852	810	3,125	959	932	1,891
Non-GAAP EBITDA	$ 1,425	$ 2,189	$ 1,650	91	$ 5,356	$ 2,335	$ (881)	$ (890)	(977)	$ (413)	$ 784	$ 4,278	$ 3,725	4,906	$ 13,693	$ 1,993	$ 2,263	$ 4,256

*Totals may not aggregate and percentages may not calculate due to rounding.
** Per share data may not always add to the total for the period because each figure is independently calculated.

Dot Hill Unaudited Historical Non-GAAP Results by Segment *
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Revenue:
Total Server OEM	$ 40,850	$ 43,358	$ 37,539	$ 37,297	$ 159,044	$ 36,636	$ 37,086	$ 37,273	$ 34,499	$ 145,494	$ 30,784	$ 29,950	$ 35,412	$ 40,831	$ 136,977	$ 26,507	$ 27,666	$ 54,173
Total Vertical Markets	7,693	9,100	10,266	10,731	37,790	17,962	10,622	10,950	11,661	51,195	14,097	21,283	17,477	18,910	71,767	22,353	20,759	43,112
Total Non-GAAP Revenue	$ 48,543	$ 52,458	$ 47,805	$ 48,028	$ 196,834	$ 54,598	$ 47,708	$ 48,223	$ 46,160	$ 196,689	$ 44,881	$ 51,233	$ 52,889	$ 59,741	$ 208,744	$ 48,860	$ 48,425	$ 97,285

Gross Profit:
Total Server OEM	$ 9,582	$ 10,279	$ 9,615	$ 8,912	$ 38,388	$ 10,427	$ 9,512	$ 8,754	$ 8,316	$ 37,009	$ 8,224	$ 8,566	$ 9,398	$ 11,611	$ 37,799	$ 6,468	$ 7,164	$ 13,632
Total Vertical Markets	2,764	3,407	4,116	3,287	13,574	5,575	3,583	3,963	4,726	17,847	6,182	9,195	7,935	7,326	30,638	9,710	9,276	18,986
Total Non-GAAP Gross Profit	$ 12,346	$ 13,686	$ 13,731	$ 12,199	$ 51,962	$ 16,004	$ 13,094	$ 12,717	$ 13,042	$ 54,857	$ 14,406	$ 17,761	$ 17,333	$ 18,937	$ 68,437	$ 16,178	$ 16,440	$ 32,618

Gross Margin %:
Total Server OEM	23.5%	23.7%	25.6%	23.9%	24.1%	28.5%	25.6%	23.5%	24.1%	25.4%	26.7%	28.6%	26.5%	28.4%	27.6%	24.4%	25.9%	25.2%
Total Vertical Markets	35.9%	37.4%	40.1%	30.6%	35.9%	31.0%	33.7%	36.2%	40.5%	34.9%	43.9%	43.2%	45.4%	38.7%	42.7%	43.4%	44.7%	44.0%
Total Non-GAAP Gross Margin %	25.4%	26.1%	28.7%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%	33.9%	33.5%

Sales and Marketing:
Total Server OEM	$ 396	$ 460	$ 510	$ 492	$ 1,858	$ 529	$ 437	$ 393	$ 476	$ 1,835	$ 418	$ 558	$ 478	$ 556	$ 2,010	$ 458	$ 520	$ 978
Total Vertical Markets	1,877	2,128	2,309	2,410	8,724	2,322	2,282	2,372	2,655	9,631	2,043	1,963	2,346	2,274	8,626	2,202	2,433	4,635
Corporate	472	525	581	463	2,041	510	553	687	482	2,232	566	594	619	751	2,530	520	791	1,311
Total Sales and Marketing	$ 2,745	$ 3,113	$ 3,400	$ 3,365	$ 12,623	$ 3,361	$ 3,272	$ 3,452	$ 3,613	$ 13,698	$ 3,027	$ 3,115	$ 3,443	$ 3,581	$ 13,166	$ 3,180	$ 3,744	$ 6,924

Contribution Margin:
Total Server OEM	$ 9,186	$ 9,819	$ 9,105	$ 8,420	$ 36,530	$ 9,898	$ 9,075	$ 8,361	$ 7,840	$ 35,174	$ 7,806	$ 8,008	$ 8,920	$ 11,055	$ 35,789	$ 6,010	$ 6,644	$ 12,654
Total Vertical Markets	887	1,279	1,807	877	4,850	3,253	1,301	1,591	2,071	8,216	4,139	7,232	5,589	5,052	22,012	7,508	6,843	14,351
Corporate	(472)	(525)	(581)	(463)	(2,041)	(510)	(553)	(687)	(482)	(2,232)	(566)	(594)	(619)	(751)	(2,530)	(520)	(791)	(1,311)
Total Contribution Margin	$ 9,601	$ 10,573	$ 10,331	$ 8,834	$ 39,339	$ 12,641	$ 9,823	$ 9,265	$ 9,429	$ 41,158	$ 11,379	$ 14,646	$ 13,890	$ 15,356	$ 55,271	$ 12,998	$ 12,696	$ 25,694

Contribution Margin %:
Total Server OEM	22.5%	22.6%	24.3%	22.6%	23.0%	27.0%	24.5%	22.4%	22.7%	24.2%	25.4%	26.7%	25.2%	27.1%	26.1%	22.7%	24.0%	23.4%
Total Vertical Markets	11.5%	14.1%	17.6%	8.2%	12.8%	18.1%	12.2%	14.5%	17.8%	16.0%	29.4%	34.0%	32.0%	26.7%	30.7%	33.6%	33.0%	33.3%
Total Non-GAAP Contribution Margin %	19.8%	20.2%	21.6%	18.4%	20.0%	23.2%	20.6%	19.2%	20.4%	20.9%	25.4%	28.6%	26.3%	25.7%	26.5%	26.6%	26.2%	26.4%

Research and Development:
Corporate	6,706	7,202	7,817	7,230	28,955	8,669	9,287	8,909	8,968	35,833	8,662	8,711	8,592	8,624	34,589	9,176	8,992	18,168

General and Administrative:
Corporate	1,903	1,656	1,951	1,741	7,251	2,202	2,056	1,878	2,142	8,279	2,638	2,415	2,424	2,610	10,088	2,788	2,367	5,155

Operating Income (Loss):
Total Server OEM	$ 9,186	$ 9,819	$ 9,105	$ 8,420	$ 36,530	$ 9,898	$ 9,075	$ 8,361	$ 7,840	$ 35,174	$ 7,806	$ 8,008	$ 8,920	$ 11,055	$ 35,789	$ 6,010	$ 6,644	$ 12,654
Total Vertical Markets	887	1,279	1,807	877	4,850	3,253	1,301	1,591	2,071	8,216	4,139	7,232	5,589	5,052	22,012	7,508	6,843	14,351
Corporate	(9,081)	(9,383)	(10,349)	(9,434)	(38,247)	(11,381)	(11,896)	(11,474)	(11,592)	(46,343)	(11,866)	(11,720)	(11,635)	(11,985)	(47,206)	(12,484)	(12,150)	(24,634)
Total Operating Income (Loss)	$ 992	$ 1,715	$ 563	$ (137)	$ 3,133	$ 1,772	$ (1,521)	$ (1,522)	$ (1,681)	$ (2,952)	$ 79	$ 3,520	$ 2,874	$ 4,122	$ 10,595	$ 1,034	$ 1,337	$ 2,371

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures for Server OEM Segment*
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Server OEM GAAP net revenue from continuing operations	$ 40,850	$ 43,358	$ 37,539	$ 36,290	$ 158,037	$ 36,636	$ 37,086	$ 37,273	$ 32,358	$ 143,353	$ 30,383	$ 29,400	$ 35,126	$ 39,889	$ 134,798	$ 25,854	$ 27,463	$ 53,317
Long-term software contract royalties	0	0	0	0	0	0	0	0	2,141	2,141	401	550	286	942	2,179	653	$ 203	856
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Server OEM non-GAAP net revenue	$ 40,850	$ 43,358	$ 37,539	$ 37,297	$ 159,044	$ 36,636	$ 37,086	$ 37,273	$ 34,499	$ 145,494	$ 30,784	$ 29,950	$ 35,412	$ 40,831	$ 136,977	$ 26,507	$ 27,666	$ 54,173

Server OEM GAAP gross profit from continuing operations	$ 9,199	$ 9,738	$ 6,686	$ 5,206	$ 30,829	$ 10,045	$ 9,113	$ 8,346	$ 3,179	$ 30,683	$ 8,283	$ 7,843	$ 8,963	$ 10,445	$ 35,534	$ 5,604	$ 6,783	$ 12,387
Server OEM GAAP gross margin % from continuing operations	22.5%	22.5%	17.8%	14.3%	19.5%	27.4%	24.6%	22.4%	9.8%	21.4%	27.3%	26.7%	25.5%	26.2%	26.4%	21.7%	24.7%	23.2%
Stock-based compensation	115	254	206	125	700	111	131	114	106	462	78	52	55	59	244	41	59	100
Severance costs	0	3	8	0	11	4	0	47	3	54	14	0	12	0	26	47	2	49
Power supply component failures	0	0	2,300	1,970	4,270	0	0	0	0	0	(808)	32	(6)	75	(707)	0	0	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2,141	2,141	401	550	286	942	2,179	653	203	856
Long-term software contract costs	0	0	0	0	0	0	0	0	2,885	2,885	256	89	88	90	523	123	117	240
Intangible asset amortization	284	284	282	266	1,116	266	266	245	0	777	0	0	0	0	0	0	0	0
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Other COGS adjustment	(16)	0	133	338	455	1	2	2	1	6	0	0	0	0	0	0	0	0
Server OEM non-GAAP gross profit	$ 9,582	$ 10,279	$ 9,615	$ 8,912	$ 38,388	$ 10,427	$ 9,512	$ 8,754	$ 8,315	$ 37,008	$ 8,224	$ 8,566	$ 9,398	$ 11,611	$ 37,799	$ 6,468	$ 7,164	$ 13,632
Server OEM non-GAAP gross margin %	23.5%	23.7%	25.6%	23.9%	24.1%	28.5%	25.6%	23.5%	24.1%	25.4%	26.7%	28.6%	26.5%	28.4%	27.6%	24.4%	25.9%	25.2%

Server OEM GAAP sales and marketing expenses from continuing operations	$ 421	$ 519	$ 490	$ 436	$ 1,866	$ 553	$ 459	$ 455	$ 498	$ 1,965	$ 435	$ 573	$ 493	$ 569	$ 2,070	$ 482	$ 541	$ 1,023
Server OEM GAAP contribution margin from continuing operations	$ 8,778	$ 9,219	$ 6,196	$ 4,770	$ 28,963	$ 9,492	$ 8,654	$ 7,891	$ 2,681	$ 28,718	$ 7,848	$ 7,270	$ 8,470	$ 9,876	$ 33,464	$ 5,122	$ 6,242	$ 11,364
Server OEM GAAP contribution % from continuing operations	21.5%	21.3%	16.5%	13.1%	18.3%	25.9%	23.3%	21.2%	8.3%	20.0%	25.8%	24.7%	24.1%	24.8%	24.8%	19.8%	22.7%	21.3%
Stock-based compensation	(25)	(54)	(39)	6	(112)	(22)	(23)	(22)	(21)	(88)	(16)	(15)	(14)	(13)	(58)	(15)	(21)	(36)
Severance costs	0	(5)	(8)	0	(13)	(2)	0	0	(1)	(3)	(1)	0	(1)	0	(2)	(9)	0	(9)
Other marketing adjustment	0	0	67	50	117	0	1	(40)	0	(39)	0	0	0	0	0	0	0	0
Server OEM non-GAAP sales and marketing expenses	396	460	510	492	1,858	529	437	393	476	1,835	418	558	478	556	2,010	458	520	978
Server OEM non-GAAP contribution margin	$ 9,186	$ 9,819	$ 9,105	$ 8,420	$ 36,530	$ 9,898	$ 9,075	$ 8,361	$ 7,839	$ 35,173	$ 7,806	$ 8,008	$ 8,920	$ 11,055	$ 35,789	$ 6,010	$ 6,644	$ 12,654
Server OEM non-GAAP contribution margin %	22.5%	22.6%	24.3%	22.6%	23.0%	27.0%	24.5%	22.4%	22.7%	24.2%	25.4%	26.7%	25.2%	27.1%	26.1%	22.7%	24.0%	23.4%

Server OEM GAAP operating income for continuing operations	$ 8,778	$ 9,219	$ 6,196	$ 4,770	$ 28,963	$ 9,492	$ 8,654	$ 7,891	$ 2,681	$ 28,718	$ 7,848	$ 7,270	$ 8,470	$ 9,876	$ 33,464	$ 5,122	$ 6,242	$ 11,364

Stock-based compensation	140	308	245	119	812	133	154	136	127	550	94	67	69	72	302	56	80	136
Severance costs	0	8	16	0	24	6	0	47	4	57	15	0	13	0	28	56	2	58
Power supply component failures	0	0	2,300	1,970	4,270	0	0	0	0	0	(808)	32	(6)	75	(707)	0	0	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2,141	2,141	401	550	286	942	2,179	653	203	856
Long-term software contract costs	0	0	0	0	0	0	0	0	2,885	2,885	256	89	88	90	523	123	117	240
Intangible asset amortization	284	284	282	266	1,116	266	266	245	0	777	0	0	0	0	0	0	0	0
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Other adjustment	(16)	0	66	288	338	1	1	42	1	45	0	0	0	0	0	0	0	0
Server OEM non-GAAP operating income	$ 9,186	$ 9,819	$ 9,105	$ 8,420	$ 36,530	$ 9,898	$ 9,075	$ 8,361	$ 7,839	$ 35,173	$ 7,806	$ 8,008	$ 8,920	$ 11,055	$ 35,789	$ 6,010	$ 6,644	$ 12,654

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures for Vertical Markets Segment*
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q2
Vertical Markets GAAP net revenue from continuing operations	$ 7,693	$ 9,100	$ 10,266	$ 10,731	$ 37,790	$ 17,962	$ 10,622	$ 10,950	$ 11,661	$ 51,195	$ 14,097	$ 21,283	$ 17,477	$ 18,910	$ 71,767	$ 22,353	$ 20,759	$ 43,112
Revenue from discontinued operations	631	721	266	16	1,634	146	60	26	128	360	20	2	18	10	50	0	0	0
Vertical Markets net revenue from continuing and discontinued operations	$ 8,324	$ 9,821	$ 10,532	$ 10,747	$ 39,424	$ 18,108	$ 10,682	$ 10,976	$ 11,789	$ 51,555	$ 14,117	$ 21,285	$ 17,495	$ 18,920	$ 71,817	$ 22,353	$ 20,759	$ 43,112
AssuredUVS revenue	(631)	(721)	(266)	(16)	(1,634)	(146)	(60)	(26)	(128)	(360)	(20)	(2)	(18)	(10)	(50)	0	0	0
Vertical Markets non-GAAP net revenue	$ 7,693	$ 9,100	$ 10,266	$ 10,731	$ 37,790	$ 17,962	$ 10,622	$ 10,950	$ 11,661	$ 51,195	$ 14,097	$ 21,283	$ 17,477	$ 18,910	$ 71,767	$ 22,353	$ 20,759	$ 43,112

Vertical Markets GAAP gross profit from continuing operations	$ 2,730	$ 3,373	$ 4,754	$ 3,597	$ 14,454	$ 5,520	$ 3,548	$ 3,922	$ 4,698	$ 17,688	$ 6,157	$ 9,164	$ 7,910	$ 7,305	$ 30,536	$ 9,661	$ 9,240	$ 18,901
Vertical Markets GAAP gross margin % from continuing operations	35.5%	37.1%	46.3%	33.5%	38.2%	30.7%	33.4%	35.8%	40.3%	34.6%	43.7%	43.1%	45.3%	38.6%	42.5%	43.2%	44.5%	43.8%
Vertical Markets GAAP gross profit (loss) from discontinued operations	172	82	(3,682)	(222)	(3,650)	(391)	(1,706)	(44)	0	(2,141)	(111)	(9)	18	10	(92)	0	0	0
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 2,902	$ 3,455	$ 1,072	$ 3,375	$ 10,804	$ 5,129	$ 1,842	$ 3,878	$ 4,698	$ 15,547	$ 6,046	$ 9,155	$ 7,928	$ 7,315	$ 30,444	$ 9,661	$ 9,240	$ 18,901
Vertical Markets GAAP gross margin % from continuing and discontinued operations	34.9%	35.2%	10.2%	31.4%	27.4%	28.3%	17.2%	35.3%	39.9%	30.2%	42.8%	43.0%	45.3%	38.7%	42.4%	43.2%	44.5%	43.8%
Stock-based compensation	18	31	46	33	128	61	36	30	29	157	18	31	20	21	90	23	36	58
Severance costs	0	0	2	0	2	2	0	11	1	14	9	0	5	0	14	26	0	27
AssuredUVS revenue	(631)	(721)	(266)	(16)	(1,634)	(146)	(60)	(26)	(128)	(360)	(20)	(2)	(18)	(10)	(50)	0	0	0
AssuredUVS expenses	222	405	498	293	1,418	356	119	70	128	673	129	11	0	0	140	0	0	0
Intangible asset impairment	0	0	0	0	0	0	1,600	0	0	1,600	0	0	0	0	0	0	0	0
Intangible asset amortization	237	234	239	228	938	175	0	0	0	175	0	0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(555)	0	(555)	0	0	0	0	0	0	0	0	0	0	0	0	0
Long-lived asset impairment	0	0	2,928	0	2,928	0	0	0	0	0	0	0	0	0	0	0	0	0
Other COGS adjustment	16	3	152	(626)	(455)	(2)	46	0	(2)	42	0	0	0	0	0	0	0	0
Vertical Markets non-GAAP gross profit	$ 2,764	$ 3,407	$ 4,116	$ 3,287	$ 13,574	$ 5,575	$ 3,583	$ 3,963	$ 4,726	$ 17,848	$ 6,182	$ 9,195	$ 7,935	$ 7,326	$ 30,638	$ 9,710	$ 9,276	$ 18,986
Vertical Markets non-GAAP gross margin %	35.9%	37.4%	40.1%	30.6%	35.9%	31.0%	33.7%	36.2%	40.5%	34.9%	43.9%	43.2%	45.4%	38.7%	42.7%	43.4%	44.7%	44.0%

Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 1,996	$ 2,300	$ 2,485	$ 2,438	$ 9,219	$ 2,375	$ 2,331	$ 2,421	$ 2,703	$ 9,830	$ 2,080	$ 1,996	$ 2,377	$ 2,302	$ 8,755	$ 2,254	$ 2,478	$ 4,732
Vertical Markets GAAP contribution margin from continuing operations	$ 734	$ 1,073	$ 2,269	$ 1,159	$ 5,235	$ 3,145	$ 1,217	$ 1,501	$ 1,995	$ 7,858	$ 4,077	$ 7,168	$ 5,533	$ 5,003	$ 21,781	$ 7,407	$ 6,762	$ 14,169
Vertical Markets GAAP contribution % from continuing operations	9.5%	11.8%	22.1%	10.8%	13.9%	17.5%	11.5%	13.7%	17.1%	15.3%	28.9%	33.7%	31.7%	26.5%	30.3%	33.1%	32.6%	32.9%
Vertical Markets GAAP sales and marketing expenses from discontinued operations	166	250	145	90	651	56	47	0	0	103	0	0	0	0	0	0	0	0
Vertical Markets GAAP sales and marketing expenses from continuing and discontinued operations	$ 2,162	$ 2,550	$ 2,630	$ 2,528	$ 9,870	$ 2,431	$ 2,378	$ 2,421	$ 2,703	$ 9,933	$ 2,080	$ 1,996	$ 2,377	$ 2,302	$ 8,755	$ 2,254	$ 2,478	$ 4,732
Stock-based compensation	(56)	(120)	(86)	13	(249)	(49)	(49)	(49)	(45)	(192)	(35)	(33)	(29)	(28)	(125)	(33)	(45)	(78)

Severance costs	0	(12)	(16)	0	(28)	(4)	0	0	(3)	(7)	(2)	0	(2)	0	(4)	(19)	0	(19)
Other marketing adjustment	(63)	(40)	(74)	(41)	(218)	0	0	0	0	0	0	0	0	0	0	0	0	0
AssuredUVS expenses	(166)	(250)	(145)	(90)	(651)	(56)	(47)	0	0	(103)	0	0	0	0	0	0	0	0
Vertical Markets non-GAAP sales and marketing expenses	$ 1,877	$ 2,128	$ 2,309	$ 2,410	$ 8,724	$ 2,322	$ 2,282	$ 2,372	$ 2,655	$ 9,631	$ 2,043	$ 1,963	$ 2,346	$ 2,274	$ 8,626	$ 2,202	$ 2,433	$ 4,635
Vertical Markets non-GAAP contribution margin	$ 887	$ 1,279	$ 1,807	$ 877	$ 4,850	$ 3,253	$ 1,301	$ 1,591	$ 2,071	$ 8,217	$ 4,139	$ 7,232	$ 5,589	$ 5,052	$ 22,012	$ 7,508	$ 6,843	$ 14,351
Vertical Markets non-GAAP contribution margin %	11.5%	14.1%	17.6%	8.2%	12.8%	18.1%	12.2%	14.5%	17.8%	16.1%	29.4%	34.0%	32.0%	26.7%	30.7%	33.6%	33.0%	33.3%

Vertical Markets GAAP operating income for continuing operations	$ 734	$ 1,073	$ 2,269	$ 1,159	$ 5,235	$ 3,145	$ 1,217	$ 1,501	$ 1,995	$ 7,858	$ 4,077	$ 7,168	$ 5,533	$ 5,003	$ 21,781	$ 7,407	$ 6,762	$ 14,169
Vertical Markets GAAP operating loss for discontinued continuing operations	7	(168)	(3,827)	(313)	(4,301)	(447)	(1,706)	(44)	0	(2,197)	(111)	(9)	18	10	(92)	0	0	0
Vertical Markets GAAP operating income (loss) for continuing and discontinued ops.	$ 741	$ 905	$ (1,558)	$ 846	$ 934	$ 2,698	$ (489)	$ 1,457	$ 1,995	$ 5,661	$ 3,966	$ 7,159	$ 5,551	$ 5,013	$ 21,689	$ 7,407	$ 6,762	$ 14,169
Stock-based compensation	74	151	132	20	377	110	85	79	74	349	53	64	49	49	215	56	81	136
Severance costs	0	12	18	0	30	6	0	13	4	23	11	0	7	0	18	45	0	46
AssuredUVS revenue	(631)	(721)	(266)	(16)	(1,634)	(146)	(60)	(26)	(128)	(360)	(20)	(2)	(18)	(10)	(50)	0	0	0
AssuredUVS expenses	387	655	926	101	2,069	418	166	70	128	782	129	11	0	0	140	0	0	0
Intangible asset impairment	0	0	0	0	0	0	1,600	0	0	1,600	0	0	0	0	0	0	0	0
Intangible asset amortization	237	234	239	228	938	175	0	0	0	175	0	0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(555)	0	(555)	0	0	0	0	0	0	0	0	0	0	0	0	0
Long-lived asset impairment	0	0	2,928	0	2,928	0	0	0	0	0	0	0	0	0	0	0	0	0
Other adjustment	79	23	(57)	(302)	(257)	(8)	(1)	(2)	(2)	(13)	0	0	0	0	0	0	0	0
Vertical Markets non-GAAP operating income	$ 887	$ 1,279	$ 1,807	$ 877	$ 4,850	$ 3,253	$ 1,301	$ 1,591	$ 2,071	$ 8,217	$ 4,139	$ 7,232	$ 5,589	$ 5,052	$ 22,012	$ 7,508	$ 6,843	$ 14,351

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures for Corporate Segment*
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Corporate GAAP sales and marketing expenses from continuing operations	$ 451	$ 581	$ 655	$ 453	2,140	549	$ 590	$ 682	$ 517	$ 2,338	$ 593	$ 618	$ 642	$ 772	$ 2,625	$ 558	$ 824	$ 1,382
Corporate GAAP contribution margin from continuing operations	$ (451)	$ (581)	$ (655)	$ (453)	(2,140)	(549)	$ (590)	$ (682)	$ (517)	$ (2,338)	$ (593)	$ (618)	$ (642)	$ (772)	$ (2,625)	$ (558)	$ (824)	$ (1,382)
Stock-based compensation	(42)	(88)	(69)	19	(180)	(36)	(35)	(35)	(32)	(138)	(25)	(24)	(22)	(21)	(92)	(24)	$ (33)	(57)
Severance costs	0	(8)	(12)	0	(20)	(3)	0	0	(2)	(5)	(2)	0	(1)	0	(3)	(14)	0	(14)
Other marketing adjustment	63	40	7	(9)	101	0	(2)	40	(1)	37	0	0	0	0	0	0	0	0
Corporate non-GAAP sales and marketing expenses	$ 472	$ 525	$ 581	$ 463	2,041	510	$ 553	$ 687	$ 482	$ 2,232	$ 566	$ 594	$ 619	$ 751	$ 2,530	$ 520	$ 791	$ 1,311
Corporate non-GAAP contribution margin	$ (472)	$ (525)	$ (581)	$ (463)	(2,041)	(510)	$ (553)	$ (687)	$ (482)	$ (2,232)	$ (566)	$ (594)	$ (619)	$ (751)	$ (2,530)	$ (520)	$ (791)	$ (1,311)

Corporate GAAP research and development expenses from continuing operations	$ 7,005	$ 7,735	$ 8,424	$ 8,032	31,196	9,197	9,660	9,368	5,974	34,199	$ 8,713	$ 8,908	$ 8,973	$ 8,738	35,332	$ 9,476	$ 9,340	$ 18,816
Corporate GAAP research and development expenses from discontinued operations	981	1,211	1,082	1,081	4,355	745	17	(20)	(1)	741	0	0	0	0	0	0	0	0
Corporate GAAP research and development expenses from continuing and discontinued operations	$ 7,986	$ 8,946	$ 9,506	$ 9,113	35,551	9,942	9,677	9,348	5,973	34,940	$ 8,713	$ 8,908	$ 8,973	$ 8,738	35,332	$ 9,476	$ 9,340	$ 18,816
Stock-based compensation	(352)	(579)	(580)	(872)	(2,383)	(530)	(341)	(459)	(335)	(1,665)	(374)	(203)	(340)	(136)	(1,053)	(260)	(347)	(608)
Contingent consideration adjustment	0	0	0	(21)	(21)	0	5	0	0	5	0	0	0	0	0	0	0	0
AssuredUVS expenses	(928)	(1,152)	(1,082)	(990)	(4,152)	(743)	(54)	20	0	(777)	0	0	0	0	0	0	0	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	3,562	3,562	400	6	(41)	29	394	0	0	0
Severance costs	0	(13)	(27)	0	(40)	0	0	0	(232)	(232)	(77)	0	0	(7)	(84)	(40)	0	(40)
Corporate non-GAAP research and development expenses	$ 6,706	$ 7,202	$ 7,817	$ 7,230	28,955	8,669	$ 9,287	$ 8,909	$ 8,968	$ 35,833	$ 8,662	$ 8,711	$ 8,592	$ 8,624	$ 34,589	$ 9,176	$ 8,993	$ 18,168

Corporate GAAP general and administrative expenses from continuing operations	$ 2,067	$ 2,276	$ 1,909	$ 2,922	$ 9,174	$ 2,834	$ 2,166	$ 1,918	$ 2,777	$ 9,695	$ 3,127	$ 2,767	$ 2,511	$ 3,242	$ 11,647	$ 2,898	$ 2,851	$ 5,749
Corporate GAAP general and administrative expenses from discontinued operations	233	198	4,950	(479)	4,902	835	380	257	137	1,609	320	3	36	34	393	0	0	0
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$ 2,300	$ 2,474	$ 6,859	$ 2,443	14,076	3,669	$ 2,546	$ 2,175	$ 2,914	$ 11,304	$ 3,447	$ 2,770	$ 2,547	$ 3,276	$ 12,040	$ 2,898	$ 2,851	$ 5,749
Currency (loss) gain	(58)	(26)	485	(147)	254	(376)	29	133	(341)	(555)	(343)	(18)	(4)	(152)	(517)	73	28	101
Stock-based compensation	(196)	(609)	(439)	(389)	(1,633)	(333)	(319)	(189)	(180)	(1,021)	(122)	(331)	(80)	(495)	(1,028)	(182)	(513)	(695)
AssuredUVS expenses	(184)	(138)	(151)	(153)	(626)	(157)	(127)	(320)	(147)	(751)	(353)	(5)	0	(8)	(366)	0	0	0
Restructuring (charge) recoveries	41	(37)	(659)	(13)	(668)	(601)	(73)	130	(95)	(639)	10	0	(35)	(11)	(36)	0	0	0
Legal fees related to power supply component failure	0	0	0	0	0	0	0	(40)	(9)	(49)	(1)	(1)	0	0	(2)	0	0	0

Goodwill impairment	0	0	(4,140)	0	(4,140)	0	0	0	0	0	0	0	0	0	0	0	0	0
Severance costs	0	(8)	(4)	0	(12)	0	0	(11)	0	(11)	0	0	(4)	0	(4)	(1)	0	(1)
Corporate non-GAAP general and administrative expenses	$ 1,903	$ 1,656	$ 1,951	$ 1,741	$ 7,251	$ 2,202	$ 2,056	$ 1,878	$ 2,142	$ 8,278	$ 2,638	$ 2,415	$ 2,424	$ 2,610	$ 10,087	$ 2,788	$ 2,366	$ 5,154

Corporate GAAP operating loss from continuing operations	$ (9,524)	$ (10,596)	$ (11,070)	$ (11,320)	$ (42,510)	$ (12,580)	$ (12,416)	$ (11,968)	$ (9,268)	$ (46,232)	$ (12,443)	$ (12,293)	$ (12,126)	$ (12,753)	$ (49,615)	$ (12,932)	$ (13,015)	$ (25,947)
Corporate GAAP operating loss from discontinued operations	(1,214)	$ (1,409)	$ (6,032)	$ (602)	$ (9,257)	$ (1,580)	$ (397)	$ (237)	$ (136)	$ (2,350)	$ (310)	$ (3)	$ (36)	$ (33)	$ (382)	0	0	0
Corporate GAAP operating loss from continuing and discontinued operations	$ (10,738)	$ (12,005)	$ (17,102)	$ (11,922)	$ (51,767)	$ (14,160)	$ (12,813)	$ (12,205)	$ (9,404)	$ (48,582)	$ (12,753)	$ (12,296)	$ (12,162)	$ (12,786)	$ (49,997)	$ (12,932)	$ (13,015)	$ (25,947)
Currency (gain) loss	58	26	(485)	147	(254)	376	(29)	(133)	341	555	343	18	4	152	517	(73)	(28)	(101)
Stock-based compensation	589	1,275	1,081	1,251	4,196	899	696	682	549	2,826	521	558	442	652	2,173	466	893	1,359
AssuredUVS expenses	1,112	1,290	1,233	1,143	4,778	900	182	300	147	1,529	353	5	0	8	366	0	0	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(3,562)	(3,562)	(400)	(6)	41	(29)	(394)	0	0	0
Restructuring (charge) recoveries	(41)	37	659	13	668	601	73	(130)	95	639	(10)	0	35	11	36	0	0	0
Legal fees related to power supply component failure	0	0	0	0	0	0	0	40	9	49	1	1	0	0	2	0	0	0
Goodwill impairment	0	0	4,140	0	4,140	0	0	0	0	0	0	0	0	0	0	0	0	0
Severance costs	0	29	43	0	72	3	0	11	233	247	79	0	5	7	91	55	0	55
Other adjustments	(61)	(35)	82	(66)	(80)	0	(7)	(39)	0	(46)	0	0	0	0	0	0	0	0
Corporate non-GAAP operating loss	$ (9,081)	$ (9,383)	$ (10,349)	$ (9,434)	$ (38,247)	$ (11,381)	$ (11,898)	$ (11,474)	$ (11,592)	$ (46,345)	$ (11,866)	$ (11,720)	$ (11,635)	$ (11,985)	$ (47,206)	$ (12,484)	$ (12,150)	$ (24,634)

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Selected Balance Sheet Amounts and Metrics*
(In thousands)

	2011				2012				2013				2014
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

Cash and Cash Equivalents	$ 46,309	$ 46,508	$ 45,672	$ 46,168	$ 41,447	$ 40,499	$ 40,542	$ 40,315	$ 40,297	$ 40,402	$ 40,357	$ 40,406	$ 40,322	$ 42,196
Credit Facility Borrowings	0	0	0	0	0	0	1,800	2,800	2,800	2,100	0	2,000	0	0
Other Short-term Notes Payable	278	210	141	71	0	0	0	0	0	0	0	0	0	0
Net Cash	$ 46,031	$ 46,298	$ 45,531	$ 46,097	$ 41,447	$ 40,499	$ 38,742	$ 37,515	$ 37,497	$ 38,302	$ 40,357	$ 38,406	$ 40,322	$ 42,196

Accounts Receivable	$ 27,196	$ 30,905	$ 24,952	$ 31,697	$ 35,138	$ 27,085	$ 28,333	$ 25,025	$ 22,484	$ 29,072	$ 30,110	$ 42,907	$ 33,672	$ 32,814
Inventory	$ 5,150	$ 5,290	$ 5,192	$ 5,251	$ 4,753	$ 4,656	$ 5,407	$ 5,037	$ 4,944	$ 4,193	$ 6,426	$ 6,539	$ 7,664	$ 7,532
Accounts Payable	$ 22,251	$ 25,417	$ 20,847	$ 31,434	$ 36,710	$ 23,045	$ 27,196	$ 22,659	$ 23,055	$ 24,528	$ 27,159	$ 33,255	$ 26,259	$ 24,092

*Totals may not aggregate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures - Net Revenue, Gross Margin %, and Contribution Margin % *
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

GAAP net revenue from continuing operations	$ 48,543	$ 52,458	$ 47,805	$ 47,021	$ 195,827	$ 54,598	$ 47,708	$ 48,223	$ 44,019	$ 194,548	$ 44,480	$ 50,683	$ 52,603	$ 58,799	$ 206,565	$ 48,207	$ 48,222	$ 96,429
GAAP revenue from discontinued operations	631	721	266	16	1,634	146	60	26	128	360	20	2	18	10	50	0	0	0
GAAP net revenue from continuing and discontinued operations	$ 49,174	$ 53,179	$ 48,071	$ 47,037	$ 197,461	$ 54,744	$ 47,768	$ 48,249	$ 44,147	$ 194,908	$ 44,500	$ 50,685	$ 52,621	$ 58,809	$ 206,615	$ 48,207	$ 48,222	$ 96,429
AssuredUVS revenue	(631)	(721)	(266)	(16)	(1,634)	(146)	(60)	(26)	(128)	(360)	(20)	(2)	(18)	(10)	(50)	0	0	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2,141	2,141	401	550	286	942	2,179	653	203	856
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Non-GAAP net revenue	$ 48,543	$ 52,458	$ 47,805	$ 48,028	$ 196,834	$ 54,598	$ 47,708	$ 48,223	$ 46,160	$ 196,689	$ 44,881	$ 51,233	$ 52,889	$ 59,741	$ 208,744	$ 48,860	$ 48,425	$ 97,285

GAAP gross profit from continuing operations	$ 11,930	$ 13,113	$ 11,724	$ 8,516	$ 45,283	$ 15,565	$ 12,661	$ 12,268	$ 7,877	$ 48,371	$ 14,440	$ 17,007	$ 16,873	$ 17,750	$ 66,070	$ 15,265	$ 16,023	$ 31,288
GAAP gross margin % from continuing operations	24.6%	25.0%	24.5%	18.1%	23.1%	28.5%	26.5%	25.4%	17.9%	24.9%	32.5%	33.6%	32.1%	30.2%	32.0%	31.7%	33.2%	32.4%
GAAP gross profit (loss) from discontinued operations	172	82	(3,682)	(222)	(3,650)	(391)	(1,706)	(44)	0	(2,141)	(111)	(9)	18	10	(92)	0	0	0
GAAP gross profit from continuing and discontinued operations	$ 12,102	$ 13,195	$ 8,042	$ 8,294	$ 41,633	$ 15,174	$ 10,955	$ 12,224	$ 7,877	$ 46,230	$ 14,329	$ 16,998	$ 16,891	$ 17,760	$ 65,978	$ 15,265	$ 16,023	$ 31,288
GAAP gross margin % from continuing and discontinued operations	24.6%	24.8%	16.7%	17.6%	21.1%	27.7%	22.9%	25.3%	17.8%	23.7%	32.2%	33.5%	32.1%	30.2%	31.9%	31.7%	33.2%	32.4%
Stock-based compensation	133	285	252	158	828	172	167	144	135	618	96	83	75	80	334	64	95	159
Severance costs	0	3	10	0	13	6	0	60	4	71	23	0	17	0	40	73	2	75
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(555)	0	(555)	0	0	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	2,300	1,970	4,270	0	0	0	0	0	(808)	32	(6)	75	(707)	0	0	0
AssuredUVS cost of goods sold, less AssuredUVS revenue	(409)	(316)	232	277	(216)	209	60	44	0	313	109	9	(18)	(10)	90	0	0	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2,141	2,141	401	550	286	942	2,179	653	203	856
Long-term software contract costs	0	0	0	0	0	0	0	0	2,885	2,885	256	89	88	90	523	123	117	240
Long-lived asset impairment	0	0	2,928	0	2,928	0	0	0	0	0	0	0	0	0	0	0	0	0
Intangible asset impairment	0	0	0	0	0	0	1,647	0	0	1,647	0	0	0	0	0	0	0	0
Intangible asset amortization	520	519	522	493	2,054	441	266	245	0	952	0	0	0	0	0	0	0	0
Non-GAAP gross profit	$ 12,346	$ 13,686	$ 13,731	$ 12,199	$ 51,962	$ 16,002	$ 13,095	$ 12,717	$ 13,042	$ 54,857	$ 14,406	$ 17,761	$ 17,333	$ 18,937	$ 68,437	$ 16,178	$ 16,440	$ 32,618
Non-GAAP gross margin %	25.4%	26.1%	28.7%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%	33.9%	33.5%

GAAP sales and marketing expenses from continuing operations	$ 2,868	$ 3,400	$ 3,630	$ 3,327	$ 13,225	$ 3,477	$ 3,380	$ 3,558	$ 3,718	$ 14,133	$ 3,108	$ 3,187	$ 3,512	$ 3,643	$ 13,450	$ 3,294	$ 3,843	$ 7,137
GAAP sales & mktg. contribution margin from continuing operations	$ 9,062	$ 9,713	$ 8,094	$ 5,189	$ 32,058	$ 12,088	$ 9,281	$ 8,710	$ 4,159	$ 34,238	$ 11,332	$ 13,820	$ 13,361	$ 14,107	$ 52,620	$ 11,971	$ 12,180	$ 24,151
GAAP contribution % from continuing operations	18.7%	18.5%	16.9%	11.0%	16.4%	22.1%	19.5%	18.1%	9.4%	17.6%	25.5%	27.3%	25.4%	24.0%	25.5%	24.8%	25.3%	25.0%
GAAP sales and marketing expenses from discontinued operations	166	250	145	90	651	56	47	0	0	103	0	0	0	0	0	0	0	0
GAAP sales & mktg expenses from continuing and discontinued ops.	$ 3,034	$ 3,650	$ 3,775	$ 3,417	$ 13,876	$ 3,533	$ 3,427	$ 3,558	$ 3,718	$ 14,236	$ 3,108	$ 3,187	$ 3,512	$ 3,643	$ 13,450	$ 3,294	$ 3,843	$ 7,137
Stock-based compensation	(123)	(262)	(194)	38	(541)	(107)	(108)	(106)	(99)	(420)	(76)	(72)	(65)	(62)	(275)	(72)	(99)	(171)

Severance costs	0	(25)	(36)	0	(61)	(9)	0	0	(6)	(15)	(5)	0	(4)	0	(9)	(42)	0	(42)
AssuredUVS expenses	(166)	(250)	(145)	(90)	(651)	(56)	(47)	0	0	(103)	0	0	0	0	0	0	0	0
Non-GAAP sales and marketing expenses	$ 2,745	$ 3,113	$ 3,400	$ 3,365	$ 12,623	$ 3,361	$ 3,272	$ 3,452	$ 3,613	$ 13,698	$ 3,027	$ 3,115	$ 3,443	$ 3,581	$ 13,166	$ 3,180	$ 3,744	$ 6,924
Non-GAAP contribution margin	$ 9,601	$ 10,573	$ 10,331	$ 8,834	$ 39,339	$ 12,641	$ 9,823	$ 9,265	$ 9,429	$ 41,159	$ 11,379	$ 14,646	$ 13,890	$ 15,356	$ 55,271	$ 12,998	$ 12,696	$ 25,694
Non-GAAP contribution margin %	19.8%	20.2%	21.6%	18.4%	20.0%	23.2%	20.6%	19.2%	20.4%	20.9%	25.4%	28.6%	26.3%	25.7%	26.5%	26.6%	26.2%	26.4%

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures - Operating Expenses*
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

GAAP operating expenses from continuing operations	$ 11,940	$ 13,410	$ 13,956	$ 14,289	$ 53,595	$ 15,508	$ 15,206	$ 14,844	$ 12,468	$ 58,027	$ 14,958	$ 14,862	$ 14,996	$ 15,624	$ 60,440	$ 15,668	$ 16,034	$ 31,702
GAAP operating expenses from discontinued operations	1,379	1,659	6,177	693	9,908	1,636	397	237	137	2,406	310	3	36	33	383	0	0	0
GAAP operating expenses from continuing and discontinued operations	$ 13,319	$ 15,069	$ 20,133	$ 14,982	$ 63,503	$ 17,144	$ 15,603	$ 15,081	$ 12,605	$ 60,433	$ 15,268	$ 14,865	$ 15,032	$ 15,657	$ 60,823	$ 15,668	$ 16,034	$ 31,702
Currency (loss) gain	(58)	(26)	485	(147)	254	(376)	29	133	(341)	(555)	(343)	(18)	(4)	(152)	(517)	73	28	101
Stock-based compensation	(670)	(1,449)	(1,206)	(1,232)	(4,557)	(970)	(767)	(753)	(615)	(3,105)	(572)	(606)	(485)	(693)	(2,356)	(514)	(959)	(1,473)
AssuredUVS expenses	(1,278)	(1,540)	(1,378)	(1,233)	(5,429)	(956)	(182)	(301)	(147)	(1,585)	(353)	(5)	0	(8)	(366)	0	0	0
Contingent consideration adjustment	0	0	0	(21)	(21)	0	5	0	0	5	0	0	0	0	0	0	0	0
Goodwill impairment	0	0	(4,140)	0	(4,140)	0	0	0	0	0	0	0	0	0	0	0	0	0
Legal fees related to power supply component failure	0	0	0	0	0	0	0	(40)	(9)	(49)	(1)	(1)	0	0	(2)	0	0	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	3,562	3,562	400	6	(41)	29	394	0	0	0
Restructuring (charge) recoveries	41	(37)	(659)	(13)	(668)	(601)	(73)	130	(95)	(639)	10	0	(35)	(11)	(36)	0	0	0
Severance costs	0	(46)	(67)	0	(113)	(9)	0	(11)	(237)	(257)	(82)	0	(8)	(7)	(97)	(83)	0	(83)
Non-GAAP operating expenses	$ 11,354	$ 11,971	$ 13,168	$ 12,336	$ 48,829	$ 14,232	$ 14,615	$ 14,239	$ 14,723	$ 57,810	$ 14,327	$ 14,241	$ 14,459	$ 14,815	$ 57,843	$ 15,144	$ 15,103	$ 30,247

*Totals may not aggregate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures - Net Income (Loss)*
(In thousands)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

GAAP net income (loss) from continuing operations	$ (62)	$ (367)	$ (2,322)	$ (5,713)	$ (8,464)	$ 160	$ (2,945)	$ (2,734)	$ (4,883)	$ (10,402)	$ (560)	$ 2,089	$ 1,775	$ 2,236	$ 5,540	$ (412)	$ (78)	$ (490)
GAAP net loss from discontinued operations	(1,209)	(1,578)	(9,860)	(913)	(13,560)	(2,028)	(2,103)	(280)	(137)	(4,548)	(421)	(12)	(18)	(24)	(476)	0	0	0
GAAP net income (loss) from continuing and discontinued operations	$ (1,271)	$ (1,945)	$ (12,182)	$ (6,626)	$ (22,024)	$ (1,868)	$ (5,048)	$ (3,014)	$ (5,020)	$ (14,950)	$ (981)	$ 2,077	$ 1,757	$ 2,212	$ 5,064	$ (412)	$ (78)	$ (490)
Currency loss (gain)	58	26.0	(485)	147	(254)	376	(29)	(133)	341	555	343	18	4	152	517	(73)	(28)	(101)
Stock-based compensation	803	1,734	1,458	1,390	5,385	1,142	935	897	750	3,724	668	689	560	773	2,690	578	1,054	1,632
Issuance of warrant to customer	0	0	0	1,007	1,007	0	0	0	0	0	0	0	0	0	0	0	0	0
Restructuring charge (recoveries)	(41)	37	659	13	668	601	73	(130)	95	639	(10)	0	35	11	36	0	0	0
Intangible asset amortization	520	519	522	493	2,054	441	266	245	0	952	0	0	0	0	0	0	0	0
Contingent consideration adjustment	0	0	0	21	21	0	(5)	0	0	(5)	0	0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(555)	0	(555)	0	0	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	2,300	1,970	4,270	0	0	0	0	0	(808)	32	(6)	75	(707)	0	0	0
AssuredUVS expenses, less AssuredUVS revenue	869	1,224	1,610	1,510	5,213	1,165	242	344	147	1,898	462	14	(18)	(2)	456	0	0	0
Long-term software contract royalties	0	0	0	0	0	15	0	0	2,141	2,141	401	550	286	942	2,179	653	203	856
Long-term software contract costs	0	0	0	0	0	0	0	0	2,885	2,885	256	89	88	90	523	123	117	240
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(3,562)	(3,562)	(400)	(6)	41	(29)	(394)	0	0	0
Legal fees related to power supply component failure	0	0	0	0	0	0	0	40	9	49	1	1	0	0	2	0	0	0
Intangible asset impairment	0	0	2,928	0	2,928	0	1,647	0	0	1,647	0	0	0	0	0	0	0	0
Goodwill impairment	0	0	4,140	0	4,140	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Income	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	(10)	(17)	(27)
Severance costs	0	49	77	0	126	0	0	71	241	327	105	0	25	7	137	156	2	158
Non-GAAP net income (loss)	$ 938	$ 1,644	$ 472	$ (75)	$ 2,979	$ 1,872	$ (1,919)	$ (1,680)	$ (1,973)	$ (3,700)	$ 37	$ 3,464	$ 2,772	$ 4,231	$ 10,503	$ 1,015	$ 1,253	$ 2,268

*Totals may not aggregate due to rounding.

Dot Hill Unaudited Historical Reconciliation of Consolidated Non-GAAP Measures - Earnings per Share (EPS)*
(in thousands, except per share amounts)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

GAAP income (loss) per share from continuing operations	0	$ (0.01)	$ (0.06)	$ (0.09)	$ (0.16)	0	$ (0.05)	$ (0.05)	$ (0.08)	$ (0.18)	$ (0.01)	0.04	$ 0.03	$ 0.04	$ 0.09	$ (0.01)	(0.00)	$ (0.01)
GAAP loss per share from discontinued operations	(0.02)	(0.03)	(0.16)	(0.03)	(0.24)	(0.04)	(0.04)	0	0	(0.08)	(0.01)	0	0	0	(0.01)	0	0	0
GAAP income (loss) per share from continuing and discontinued operations	$ (0.02)	$ (0.04)	$ (0.22)	$ (0.12)	$ (0.40)	$ (0.04)	$ (0.09)	$ (0.05)	$ (0.09)	$ (0.26)	$ (0.02)	$ 0.04	$ 0.03	$ 0.04	$ 0.09	$ (0.01)	(0.00)	$ (0.01)
Currency loss (gain)	0	0	(0.01)	0	(0.01)	0.01	0	0	0.01	0.01	0.01	0	0	0	0.01	0	0	0
Intangible asset amortization	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0	0	0.02	0	0	0	0	0	0	0	0
Stock-based compensation	0.01	0.03	0.03	0.03	0.10	0.02	0.02	0.02	0.01	0.06	0.01	0.01	0.01	0.01	0.05	0.01	0.02	0.03
AssuredUVS expenses less AssuredUVS revenue	0.02	0.02	0.03	0.03	0.09	0.02	0	0.01	0	0.03	0.01	0	0	0	0.01	0	0	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	0.04	0.04	0.01	0.01	0	0.02	0.04	0.01	0	0.01
Long-term software contract costs	0	0	0	0	0	0	0	0	0.05	0.05	0	0	0	0	0.01	0	0	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(0.06)	(0.06)	(0.01)	0	0	0	(0.01)	0	0	0
Restructuring charge (recoveries)	0	0	0.01	0	0.01	0	0	0	0	0.01	0	0	0	0	0	0	0	0
Intangible impairment	0	0	0.05	0	0.05	0	0.03	0	0	0.03	0	0	0	0	0	0	0	0
Goodwill impairment	0	0	0.07	0	0.07	0	0	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	0.04	0.04	0.08	0	0	0	0	0	(0.01)	0	0	0	(0.01)	0	0	0
Other adjustments	0	0.01	0	0.01	0.02	0	—	(0.01)	0.01	0.01	0	0	0.01	0	(0.01)	0.01	0	0.01
Non-GAAP income (loss) per share	$ 0.02	$ 0.03	$ 0.01	$ (0.00)	$ 0.05	$ 0.03	$ (0.03)	$ (0.03)	$ (0.03)	$ (0.06)	$ 0.00	$ 0.06	$ 0.05	$ 0.07	$ 0.18	$ 0.02	$ 0.02	$ 0.04

Weighted average shares used to calculate income (loss) per share:
Basic	54,334	54,737	55,186	55,357	54,908	56,030	56,934	57,327	57,501	56,954	58,001	58,384	58,736	58,948	58,521	59,678	60,159	59,920
Diluted	55,644	56,020	55,702	55,357	55,488	56,558	56,934	57,327	57,501	56,954	58,473	58,797	60,062	60,867	59,247	63,912	63,806	63,834

*Totals may not aggregate due to rounding.